Exhibit 28 (a) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

ARTICLES OF RESTATEMENT

OF

LIBERTY MUNICIPAL SECURITIES FUND, INC.

Liberty Municipal Securities Fund, Inc., a Maryland Corporation (the “Corporation”, having its principal office in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation that:

FIRST:       The Corporation desires to restate its Charter as currently in effect. The Charter as restated is as follows:

FIRST: The undersigned, John W. McGonigle, whose post office address is 421 Seventh Avenue, Pittsburgh, Pennsylvania, 15219, being at least twenty-one years of age, does under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, hereby form a corporation.

SECOND: The name of the corporation is Liberty Municipal Securities Fund, Inc.

THIRD: The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

FOURTH: The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the state of Maryland is THE CORPORATION TRUST INCORPORATED, which is a corporation organized and existing under the laws of the State of Maryland.

FIFTH: (a) The Corporation is authorized to issue 1,000,000,000 shares of common stock, par value $.01 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $10,000,000. Subject to the following paragraph, the authorized shares are classified as separate classes of common stock, with 375,000,000 classified into each of Class A and Class C shares, and 250,000,000 unclassified shares.

(b) The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of or rights to require redemption of the stock.

Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of each class or series of stock shall be subject to the following:

(i) The Board of Directors may redesignate a class or series of stock whether or not share of such class or series are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class or series of stock.

(ii) The assets attributable to each class or series may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class or series of the Corporation’s stock shall be determined separately and, accordingly, the net asset value of shares of Capital Stock of the Corporation’s stock may vary among classes or series. The income or gain and the expenses or liabilities of the Corporation shall be allocated to each class or series of stock as determined by or under the direction of the Board of Directors.

(iii) Shares of each class or series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class or series. Dividends or distributions shall be paid on shares of a class or series of stock only out of the assets belonging to that class or series.

(iv) In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or series of the Corporation’s stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class or series less the liabilities allocated to that class or series. The assets so distributable to the stockholders of a class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class or series of stock, such assets shall be allocated to all classes and series in proportion to the net asset value of the respective classes or series.

(v) All holders of shares of stock vote as a single class or series except with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the classes or series affected shall be entitled to vote.

(c)       The Corporation may issue fractional shares. Any fractional shares shall carry proportionately all the rights of a whole share, except any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right receive dividends.

SIXTH: (1) The number of Directors of the Corporation shall be three, or such other number as may be from time to time fixed in the manner provided by the By-Laws of the Corporation but shall never be less than three (3).

(b)       The names of the Directors who are currently in office are:

John F. Donahue	Edward L. Flaherty, Jr.
John T. Conroy, Jr.	Peter E. Madden
William J. Copeland	Gregor F. Meyer
J. Christopher Donahue	Wesley W. Posvar
James E. Dowd	Marjorie P. Smuts
Lawrence D. Ellis, M.D.

SEVENTH: The Board of Directors is empowered to authorize the issuance from time to time of Shares of Capital Stock of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per Shares to be received by the Corporation upon the issuance or sale of any shares of its Capital Stock shall be the net asset value per Share determined in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

EIGHTH: (a) To the extent the Corporation has funds or property legally available therefor, each Stockholder of the Corporation shall have the right at such times as may be permitted by the Corporation, but no less frequently than once a week, to require the Corporation to redeem all or any part of its Shares at a redemption price equal to the net asset value per Share of the Capital Stock next determined after the Shares are tendered for redemption; said determination of the net asset value per Share to be made in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding government authority) and in conformity with generally accepted accounting practices and principles.

Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the holders of Capital Stock to require the Corporation to redeem such Capital Stock during any period when (i) the New York Stock Exchange is closed for other than weekends and holidays; (ii) the Securities and Exchange Commission has by order permitted such suspension; (iii) an emergency as defined by rules of the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Corporation not reasonably practicable; or (iv) trading on the New York Stock Exchange is restricted under the conditions set forth in the rules and regulations of the Securities and Exchange Commission.

(b)       The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem Shares of any Stockholder for their then current net asset value per Share if at such time the Stockholder owns Shares having an aggregate net asset value of less than $1,000.00

(c)       Each Share of Capital Stock of the Corporation is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article EIGHTH of these Articles of Incorporation at any time if the Board of Directors, in its sole discretion, determines that failure to do so may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

(d)       Transfer of Capital Stock will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

NINTH: The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the Directors and Stockholders:

(1)       No Stockholder of the Corporation shall have any pre-emptive or preferential right of subscription to any Shares of any class of the stock of the Corporation whether now or hereafter authorized. The Board of Directors may issue Shares of the Capital Stock of the Corporation without offering the same either in whole or in part to the Stockholders.

(2)       Capital Stock of the Corporation may be purchased, held and disposed of by the Officers and Directors of the Corporation, by partnerships of which any such officer or director may be a member and by corporations of which any Officer or Director of the Corporation may be an officer or director. Except as above set forth, or authorized by the Securities and Exchange Commission, the Officers and Directors of the Corporation and partnerships or corporations which are affiliates of the Officers and Directors may not deal with the Corporation as principals in the purchase or sale of any securities or other property.

(3)       The Corporation may enter into exclusive or non-exclusive underwriting contracts or contracts for the sale of its Shares and may also enter into contracts for investment advisory, management and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the Charter of the Corporation, the By-Laws of the Corporation, applicable state law, and the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

(4)       Except as otherwise provided by law or by the Charter of the Corporation, no contract or other transaction between the Corporation and any person, partnership or corporation and no act of the Corporation shall in any way be affected or invalidated by the fact that any Officer or Director of the Corporation is pecuniarily or otherwise interested therein or is such person or a member, officer or director of such partnership or other corporation, provided, that the fact of such interest shall be known to the Board of Directors of the Corporation. Specifically, but without limitation of the foregoing, the Corporation may:

(a)       Enter into a written underwriting contract, management contracts for research and advisory services with Federated Research Corp. or its parent, affiliates or subsidiaries thereof, or their respective successors, or otherwise do business with such corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its Officers are, have been, or may become Directors, Officers, Employees or Stockholders of Federated Research Corp. or its parent, affiliates or subsidiaries or successors, and in the absence of actual fraud the Corporation may deal freely with Federated Research Corp. or its parent, affiliates, subsidiaries or successors, and neither such underwriting contract, management contract or contract for research or advisory services nor any other contract or transaction between the Corporation and Federated Research Corp. or its parent, affiliates, subsidiaries or successors shall be invalidated or in any way affected thereby, nor shall any Director or Officer of the Corporation be liable to the Corporation or any Stockholder or creditor of the corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Anything in the foregoing notwithstanding, no Officer or Director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office;

(5)       No Officer or Director of the Corporation or of any investment advisory company or management company, nor the Corporation itself, nor such investment advisory or management company or underwriter of the Corporation shall take long or short positions in respect of any Shares issued by the Corporation; provided, however, that such prohibition shall not prevent:

(a)       Any underwriter from purchasing from the Corporation Shares issued by the Corporation, provided that orders to purchase from the Corporation are entered with the Corporation by such underwriter either for investment or upon receipt by it of purchase orders for Shares of Stock of the Corporation, and provided such purchases are not in excess of purchase orders received by such underwriter;

(b)       The Corporation or any distributor or underwriter from maintaining a market for Shares of Capital Stock issued by the Corporation;

(c)        The purchase from the Corporation of Shares by the Officers or Directors of the Corporation or of any investment advisory, management company or underwriter or distributor of the Corporation at the prices available to the public or as authorized by the Securities Exchange Commission at the moment of such purchase.

6.       The Corporation shall indemnify its Officers, Directors, employees and agents and any person who serves at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the extent permitted by Maryland law as amended from time to time provided, however, that no Officer or Director shall be protected against any liability to the Corporation or its Stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In addition, the Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or who, while a Director, Officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have the power to indemnify against liability under the provisions of this paragraph.

7.       The Board of Directors shall, subject to the laws of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or any of them, shall be open to the inspection of the Stockholders.

8.       Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes or of any class of stock entitled to be cast, to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

9.       The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Charter, of any outstanding capital stock, except that no action affecting the validity or assessibility of such Shares shall be taken without the unanimous approval of the outstanding shares of Capital Stock.

10.       In addition to the powers and authority conferred upon them by the Charter of the Corporation or By-Laws, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the Charter and By-Laws of the Corporation.

11.       The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earning, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period, including daily; to set apart out of any funds of the Corporation such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meeting held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of Stockholders redeeming their entire ownership of Shares.

TENTH: The Corporation acknowledges that it is adopting its corporate name through permission of Federated Investors, Inc., a Pennsylvania corporation, and agrees that Federated Investors, Inc. reserves to itself and any successor to its business the right to withdraw from the Corporation the name “Federated” and reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name “Federated” or any similar name to any other investment company or business enterprise.

ELEVENTH: In addition to the powers and authority conferred upon them by the Charter of the Corporation or by law, the Board of directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the Charter and By-Laws of the Corporation.

TWELFTH: The duration of the Corporation shall be perpetual.

SECOND:       The restatement of the Charter was approved by a majority of the entire Board of Directors.

THIRD:       The provisions set forth in these Articles of Restatement are all the provisions of the Charter currently in effect. The current address of the principal office of the Corporation, the name and address of the Corporation’s current resident agent and the number of directors of the Corporation and the names of those currently in office are as stated above.

FOURTH:       The Charter is not amended by these Articles of Restatement.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these Articles of Restatement to be signed in its name and on its behalf by its President and attested by its Assistant Secretary on April 30, 1993. The undersigned President acknowledges these Articles of Restatement to be the corporate act of the Corporation and states to the best of his knowledge, information and belief that the matters and facts set forth herein with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	LIBERTY MUNICIPAL SECURITIES FUND, INC.

/s/ Charles H. Field	By: /s/ Richard B. Fisher

LIBERTY MUNICIPAL SECURITIES FUND, INC.

ARTICLES SUPPLEMENTARY

LIBERTY MUNICIPAL SECURITIES FUND, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 250,000,000 of the authorized but unissued shares of common stock of the Corporation as 250,000,000 shares of Select Shares.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FIFTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on November 30, 1993.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	LIBERTY MUNICIPAL SECURITIES
FUND, INC.

/s/ S. Elliott Cohan	By: /s/ J. Christopher Donahue
S. Elliott Cohan	J. Christopher Donahue
Assistant Secretary	President

LIBERTY MUNICIPAL SECURITIES FUND, INC.

ARTICLES SUPPLEMENTARY

LIBERTY MUNICIPAL SECURITIES FUND, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 550,970 of the authorized shares of Select Shares of the Corporation as 550,970 shares of Class B Shares.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FIFTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on August 1, 1994.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	LIBERTY MUNICIPAL
SECURITIES FUND, INC.

/s/ Charles H. Field	By:/s/ J. Christopher Donahue
Charles H. Field	J. Christopher Donahue
Assistant Secretary	President

LIBERTY MUNICIPAL SECURITIES FUND, INC.

ARTICLES SUPPLEMENTARY

LIBERTY MUNICIPAL SECURITIES FUND, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 249,449,030 of the authorized but unissued shares of Select Shares of the Corporation as 249,449,030 shares of Class B Shares.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FIFTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on June 15, 1994.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	LIBERTY MUNICIPAL
SECURITIES FUND, INC.

/s/ Charles H. Field	By:/s/ J. Christopher Donahue
Charles H. Field	J. Christopher Donahue
Assistant Secretary	President

LIBERTY MUNICIPAL SECURITIES FUND, INC.

ARTICLES OF AMENDMENT

LIBERTY MUNICIPAL SECURITIES FUND, INC., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by striking Article SECOND and inserting the following in its place:

"FIRST: The name of the Corporation is Federated Municipal Securities Fund, Inc."

SECOND: The Board of Directors, in accordance with the authority granted under subparagraph (b) of paragraph FIFTH of the Corporation’s Articles of Restatement, dated April 30, 1993, hereby redesignates the classes of authorized shares of common stock of the Corporation as:

Federated Municipal Securities Fund, Inc. Class A Shares

Federated Municipal Securities Fund, Inc. Class B Shares

Federated Municipal Securities Fund, Inc. Class C Shares

THIRD: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

FOURTH: These Articles of Amendment will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these presents to be signed in its name and on its behalf by its Secretary and witnessed by its Assistant Secretary on March 29, 1996.

The undersigned, John W. McGonigle, Executive Vice President and Secretary of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

LIBERTY MUNICIPAL
ATTEST	SECURITIES FUND, INC.

/s/ Charles H. Field	/s/ John W. McGonigle
Charles H. Field	John W. McGonigle
Assistant Secretary	Executive Vice President and Secretary

ARTICLES SUPPLEMENTARY

OF

FEDERATED MUNICIPAL SECURITIES FUND, INC.

FEDERATED MUNICIPAL SECURITIES FUND, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors has classified and reclassified all of the authorized but unissued shares of common stock of the Corporation such that the authorized shares are classified into separate classes of common stock, as follows:

CLASSES	SHARES

Federated Municipal Securities Fund, Inc. Class A Shares	375,000,000
Federated Municipal Securities Fund, Inc. Class B Shares	250,000,000
Federated Municipal Securities Fund, Inc. Class C Shares	375,000,000
Aggregate Authorized Shares	1,000,000,000

SECOND: The shares of common stock so classified and reclassified shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FIFTH, paragraph (b) of the Corporation’s charter and as set forth below, and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, Federated Municipal Securities Fund, Inc., Class B Shares may be automatically converted into Federated Municipal Securities fund, Inc., Class A Shares based on the relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

THIRD: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on November 15, 1996.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FEDERATED MUNICIPAL SECURITIES
FUND, INC.

/s/ S. Elliott Cohan	By: /s/ J. Christopher Donahue
S. Elliott Cohan	J. Christopher Donahue
Assistant Secretary	President

FEDERATED MUNICIPAL SECURITIES FUND, INC.

CERTIFICATE OF CORRECTION

Federated Municipal Securities Fund, Inc., a Maryland corporation (the “Corporation”), hereby certifies that:

FIRST:       The title of the document being corrected is “Articles of

Amendment”.

SECOND:       The only party to the document being corrected is Federated Municipal Securities Fund, Inc. (formerly Liberty Municipal Securities Fund, Inc.).

THIRD:       The Articles of Amendment were filed on May 3, 1993.

FOURTH:       The provisions of the Articles of Amendment which are to be corrected are set forth in Exhibit A attached hereto.

FIFTH:       The corrected provisions of the Articles of Amendment are set forth in Exhibit B attached hereto.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and attested to by its Assistant Secretary on this 28th day of February, 1997.

The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

FEDERATED MUNICIPAL

SECURITIES FUND, INC.

By:/s/ J. Christopher Donahue

J. Christopher Donahue

Executive Vice President

WITNESSED:

/s/ S. Elliott Cohan

S. Elliott Cohan

Assistant Secretary

Exhibit A

ARTICLES OF AMENDMENT

OF

LIBERTY MUNICIPAL SECURITIES FUND, INC.

Liberty Municipal Securities Fund, Inc., a Maryland Corporation (the “Corporation”), having its principal office in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation that:

FIRST:       The Charter of the Corporation is hereby amended by deleting Article FIFTH of the Charter and substituting in lieu thereof the following:

FIFTH: (a) The Corporation is authorized to issue 1,000,000,000 shares of common stock, par value $.01 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $10,000,000. Subject to the following paragraph, the authorized shares are classified as separate classes of common stock, with 375,000,000 classified into each of Class A and Class C shares, and 250,000,000 unclassified shares.

(b) The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of or rights to require redemption of the stock.

Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of each class or series of stock shall be subject to the following:

(i) The Board of Directors may redesignate a class or series of stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class or series of stock.

(ii) The assets attributable to each class or series may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class or series of the Corporation’s stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation’s stock may vary among classes or series. The income or gain and the expenses or liabilities of the Corporation shall be allocated to each class or series of stock as determined by or under the direction of the Board of Directors.

(iii) Shares of each class or series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class or series. Dividends or distributions shall be paid on shares of a class or series of stock only out of the assets belonging to that class or series.

(iv) In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or series of the Corporation’s stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class or series less the liabilities allocated to that class or series. The assets so distributable to the stockholders of a class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class or series of stock, such assets shall be allocated to all classes and series in proportion to the net asset value of the respective classes or series.

(v) All holders of shares of stock shall vote as a single class or series except with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the classes or series affected shall be entitled to vote.

(c) The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

SECOND:       The amendment was advised by the Board of Directors and approved by the shareholders.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary on April 30, 1993. The undersigned Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and states to the best of his knowledge, information and belief that the matters and facts set forth herein with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

Exhibit B

ARTICLES OF AMENDMENT

ARTICLES SUPPLEMENTARY

Liberty Municipal Securities Fund, Inc., a Maryland Corporation (the “Corporation”), having its principal office in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation that:

FIRST A: The Charter of the Corporation is hereby amended by deleting Article FIFTH of the Charter and substituting in lieu thereof the following:

FIFTH: (a) The Corporation is authorized to issue 1,000,000,000 shares of common stock, par value $.01 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $10,000,000.

(b) The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of or rights to require redemption of the stock.

Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of each class or series of stock shall be subject to the following:

(i) The Board of Directors may redesignate a class or series of stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class or series of stock.

(ii) The assets attributable to each class or series may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class or series of the Corporation’s stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation’s stock may vary among classes or series. The income or gain and the expenses or liabilities of the Corporation shall be allocated to each class or series of stock as determined by or under the direction of the Board of Directors.

(iii) Shares of each class or series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class or series. Dividends or distributions shall be paid on shares of a class or series of stock only out of the assets belonging to that class or series.

(iv) In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or series of the Corporation’s stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class or series less the liabilities allocated to that class or series. The assets so distributable to the stockholders of a class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class or series of stock, such assets shall be allocated to all classes and series in proportion to the net asset value of the respective classes or series.

(v) All holders of shares of stock shall vote as a single class or series except with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the classes or series affected shall be entitled to vote.

(c) The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

FIRST B: The Board of Directors hereby classifies and reclassifies all of the authorized but unissued shares of common stock of the Corporation so that the Corporation has 375,000,000 shares of common stock without further designation, 375,000,000 Class C Shares, and 250,000,000 unclassified shares. The shares of common stock classified and reclassified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FIFTH, paragraph (b) of the Corporation’s charter.

SECOND:       The charter amendment in Article FIRST A was advised by the Board of Directors and approved by the shareholders. The stock classified and reclassified in Article FIRST B has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation as herein amended.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these Articles of Amendment - Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary on April 30, 1993. The undersigned Vice President acknowledges these Articles of Amendment - Articles Supplementary to be the corporate act of the Corporation and states to the best of his knowledge, information and belief that the matters and facts set forth herein with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

FEDERATED MUNICIPAL SECURITIES FUND, INC.

CERTIFICATE OF CORRECTION

Federated Municipal Securities Fund, Inc., a Maryland corporation (the “Corporation”), hereby certifies that:

FIRST:       The title of the document being corrected is “Articles of

Restatement”.

SECOND:       The only party to the document being corrected is Federated Municipal Securities Fund, Inc. (formerly Liberty Municipal Securities Fund, Inc.).

THIRD:       The Articles of Restatement were filed on May 4, 1993.

FOURTH:       The provisions of the Articles of Restatement which are to be corrected are set forth in Exhibit A attached hereto.

FIFTH:       The corrected provisions of the Articles of Restatement are set forth in Exhibit B attached hereto.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and attested to by its Assistant Secretary on this 28th day of February, 1997.

The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

FEDERATED MUNICIPAL

SECURITIES FUND, INC.

By:/s/ J. Christopher Donahue

J. Christopher Donahue

Executive Vice President

WITNESSED:

/s/ S. Elliott Cohan

S. Elliott Cohan

Assistant Secretary

Exhibit A

ARTICLES OF RESTATEMENT

OF

LIBERTY MUNICIPAL SECURITIES FUND, INC.

Liberty Municipal Securities Fund, Inc., a Maryland corporation (the “Corporation”), having its principal office in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation that:

FIRST:       The Corporation desires to restate its Charter as currently in effect. The Charter as restated is as follows:

FIRST: The undersigned, John W. McGonigle, whose post office address is 421 Seventh Avenue, Pittsburgh, Pennsylvania, 15219, being at least twenty-one years of age, does under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, hereby form a corporation.

SECOND: The name of the Corporation is Liberty Municipal Securities Fund, Inc.

THIRD: The purpose for which the corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

FOURTH: The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the state of Maryland is THE CORPORATION TRUST INCORPORATED, which is a corporation organized and existing under the laws of the State of Maryland.

FIFTH: (a) The Corporation is authorized to issue 1,000,000,000 shares of common stock, par value $.01 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $10,000,000. Subject to the following paragraph, the authorized shares are classified as separate classes of common stock, with 375,000,000 classified into each of Class A and Class C shares, and 250,000,000 unclassified shares.

(b)       The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of or rights to require redemption of the stock.

Unless otherwise provided the Board of Directors prior to the issuance of the stock, the shares of each class or series of stock shall be subject to the following:

(i)       The Board of Directors may redesignate a class or series of stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class or series of stock.

(ii)       The assets attributable to each class or series may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class or series of the Corporation’s stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation’s stock may vary among classes or series. The income or gain and the expenses or liabilities of the Corporation shall be allocated to each class or series of stock as determined by or under the direction of the Board of Directors.

(iii)       Shares of each class or series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class or series. Dividends or distributions shall be paid on shares of a class or series of stock only out of the assets belonging to that class or series.

(iv)       In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or series of the Corporation’s stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class or series less the liabilities allocated to that class or series. The assets so distributable to the stockholders of a class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class or series of stock, such assets shall be allocated to all classes and series in proportion to the net asset value of the respective classes or series.

(v)       All holders of shares of stock shall vote as a single class or series except with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the classes or series affected shall be entitled to vote.

(c)       The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional shares, but including, without limitation, the right to vote and the right to receive dividends.

SIXTH: (a) The number of Directors of the Corporation shall be eleven, or such other number as may be from time to time fixed in the manner provided by the By-Laws of the Corporation but shall never be less than three (3).

(b)       The names of the Directors who are currently in office are:

John F. Donahue	Edward L. Flaherty, Jr.
John T. Conroy, Jr.	Peter E. Madden
William J. Copeland	Gregor F. Meyer
J. Christopher Donahue	Wesley W. Posvar
James E. Dowd	.Marjorie P. Smuts
Lawrence D. Ellis, M.D.

SEVENTH: The Board of Directors is empowered to authorize the issuance from time to time of shares of Capital Stock of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per share to be received by the Corporation upon the issuance or sale of any shares of its Capital Stock shall be the net asset value per share determined in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

EIGHTH: (a) To the extent the Corporation has funds or property legally available therefor, each stockholder of the Corporation shall have the right at such times as may be permitted by the Corporation, but no less frequently than once each week, to require the Corporation to redeem all or any part of its Shares at a redemption price equal to the net asset value per share of the Capital Stock next determined after the shares are tendered for redemption; said determination of the net asset value per share to be made in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the holders of Capital Stock to require the Corporation to redeem shares of such Capital Stock during any period when (i) the New York Stock Exchange is closed for other than weekends and holidays; (ii) the Securities and Exchange Commission has by order permitted such suspension; (iii) an emergency as defined by rules of the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Corporation not reasonably practicable; or (iv) trading on the New York Stock Exchange is restricted under the conditions set forth in the rules and regulations of the Securities and Exchange Commission.

(b)       The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem shares of any Stockholder for their current net asset value per Ssare if at such time the Stockholder owns sares having an aggregate net asset value of less than $1,000.00.

(c)       Each share of Capital Stock is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article EIGHTH of these Articles of Incorporation at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

(d)       Transfer of Capital Stock will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

NINTH: The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the Directors and Stockholders:

(1)       No Stockholder of the Corporation shall have any pre-emptive or preferential right of subscription to any shares of any class of the stock of the Corporation whether now or hereafter authorized. The Board of Directors may issue shares of the Capital Stock of the Corporation without offering the same either in whole or in part to the Stockholders.

(2)       Capital Stock of the Corporation may be purchased, held and disposed of by the Officers and Directors of the Corporation, by partnerships of which any such Officer or Director may be a member and by corporations of which any Officer or Director of the Corporation may be an officer or director. Except as above set forth, or authorized by the Securities and Exchange Commission, the Officers and Directors of the Corporation and partnerships or corporations which are affiliates of the Officers or Directors may not deal with the Corporation as principals in the purchase or sale of any securities or other property.

(3)       The Corporation may enter into exclusive or non-exclusive underwriting contracts or contracts for the sale of its shares and may also enter into contracts for investment advisory, management and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the Charter of the Corporation, the By-Laws of the Corporation, applicable state law, and the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

(4)       Except as otherwise provided by law or by the Charter of the Corporation, no contract or other transaction between the Corporation and any person, partnership or corporation and no act of the Corporation shall in any way be affected or invalidated by the fact that any Officer or Director of the Corportaion is pecuniarily or otherwise interested therein or is such person or a member, officer or director of such partnership or other corporation, provided that the fact of such interest shall be known to the Board of Directors of the Corporation. Specifically, but without limitation of the foregoing, the Corporation may:

(a)       Enter into a written underwriting contract, management contract or contracts for research and advisory services with Federated Research Corp., or its parent, affiliates or subsidiaries thereof, or their respective successors, or otherwise do business with such corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its Officers are, have been, or may become Directors, Officers, Employees or Stockholders of Federated Research Corp. or its parent, affiliates or subsidiaries or successors, and in the absence of actual fraud the Corporation may deal freely with Federated Research Corp. or its parent, affiliates, subsidiaries or successors, and neither such underwriting contract, management contract or contract for research and advisory services nor any other contract or transaction between the Corporation and Federated Research Corp. or its parent, affiliates, subsidiaries or successors shall be invalidated or in any way affected thereby, nor shall any Director or Officer of the Corporation be liable to the Corporation or to any Stockholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Anything in the foregoing notwithstanding, no officer or director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(5)       No Officer or Director of the Corporation or of any investment advisory company or management company, nor the Corporation itself, nor such investment advisory or management company or underwriter of the Corporation shall take long or short positions in respect of any shares issued by the Corporation; provided, however, that such prohibition shall not prevent:

(a)       Any underwriter from purchasing from the Corporation shares of capital stock issued by the Corporation, provided that orders to purchase from the Corporation are entered with the Corporation by such underwriter either for investment or upon receipt by it of purchase orders for shares of stock of the Corporation, and provided such purchases are not in excess of purchase orders received by such underwriter;

(b)       The Corporation or any distributor or underwriter from maintaining a market for shares of capital stock isued by the Corporation;

(c)       The purchase from the Corporation of shares of capital stock of the Corporation by the Officers or Directors of the Corporation or of any investment advisory, management company or underwriter or distributor of the Corporation at the prices available to the public or authorized by the Securities and Exchange Commission at the moment of such purchase.

6.       The Corporation shall indemnify its officers, directors, employees and agents and any person who serves at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the extent permitted by Maryland law as amended from time to time, provided, however, that no officer or director shall be protected against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

7.       The Board of Directors shall, subject to the laws of Maryland, have power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or any of them, shall be open to the inspection of Stockholders.

8.       Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes of stock entitled to be cast, to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

9.       The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Charter, of any outstanding capital stock, except that no action affecting the validity or assessibility of such shares shall be taken without the unanimous approval of the outstanding shares of Capital Stock.

10.       In addition to the powers and authority conferred upon them by the Charter of the Corporation or by law, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the Charter and By-Laws of the Corporation.

11.       The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period, including daily; to set apart out of any funds of the Corporation such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of Stockholders of the Corporation redeeming their entire ownership of shares of the Corporation.

TENTH: The Corporation acknowledges that is adopting its corporate name through permission of Federated Investors, Inc., a Pennsylvania corporation, and agrees that Federated Investors, Inc. reserves to itself and any successor to its business the right to withdraw from the Corporation the name “Federated” and reserves to itself and any successor to it business the right to grand the non-exclusive right to use the name “Federated” or any similar name to any other investment company business enterprise.

ELEVENTH: In addition to the powers and authority conferred upon them by the Charter of the Corporation or by law, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the charter and By-Laws of the Corporation.

TWELFTH: The duration of the Corporation shall be perpetual.

SECOND:       The restatement of the Charter was approved by a majority of the entire Board of Directors.

THIRD:       The provisions set forth in these Articles of Restatement are all the provisions of the Charter currently in effect. The current address of the principal office of the Corporation, the name and address of the Corporation’s current resident agent and the number of directors of the Corporation and the names of those currently in office are as stated above.

FOURTH:       The Charter is not amended by these Articles of Restatement.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these Articles of Restatement to be signed in is name and on its behalf by its Vice President and attested by its Assistant Secretary on April 30, 1993. The undersigned President acknowledges these Articles of Restatement to be the corporate act of the Corporation and states to the best of his knowledge, information and belief that the mattes and facts set forth herein with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

Exhibit B

ARTICLES OF RESTATEMENT

OF

LIBERTY MUNICIPAL SECURITIES FUND, INC.

Liberty Municipal Securities Fund, Inc., a Maryland corporation (the “Corporation”), having its principal office in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation that:

FIRST:       The Corporation desires to restate its Charter as currently in effect. The Charter as restated is as follows:

FIRST: The undersigned, John W. McGonigle, whose post office address is 421 Seventh Avenue, Pittsburgh, Pennsylvania, 15219, being at least twenty-one years of age, does under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, hereby form a corporation.

SECOND: The name of the Corporation is Liberty Municipal Securities Fund, Inc.

THIRD: The purpose for which the corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

FOURTH: The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the state of Maryland is THE CORPORATION TRUST INCORPORATED, which is a corporation organized and existing under the laws of the State of Maryland.

FIFTH: (a) The Corporation is authorized to issue 1,000,000,000 shares of common stock, par value $.01 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $10,000,000. Subject to the following paragraph, the authorized shares are classified as separate classes of common stock, with 375,000,000 classified into shares of common stock without further designation, 375,000,000 Class C Shares, and 250,000,000 unclassified shares.

(b)       The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of or rights to require redemption of the stock.

Unless otherwise provided the Board of Directors prior to the issuance of the stock, the shares of each class or series of stock shall be subject to the following:

(i)       The Board of Directors may redesignate a class or series of stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class or series of stock.

(ii)       The assets attributable to each class or series may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class or series of the Corporation’s stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation’s stock may vary among classes or series. The income or gain and the expenses or liabilities of the Corporation shall be allocated to each class or series of stock as determined by or under the direction of the Board of Directors.

(iii)       Shares of each class or series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class or series. Dividends or distributions shall be paid on shares of a class or series of stock only out of the assets belonging to that class or series.

(iv)       In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or series of the Corporation’s stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class or series less the liabilities allocated to that class or series. The assets so distributable to the stockholders of a class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class or series of stock, such assets shall be allocated to all classes and series in proportion to the net asset value of the respective classes or series.

(v)       All holders of shares of stock shall vote as a single class or series except with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the classes or series affected shall be entitled to vote.

(c)       The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional shares, but including, without limitation, the right to vote and the right to receive dividends.

SIXTH: (a) The number of Directors of the Corporation shall be eleven, or such other number as may be from time to time fixed in the manner provided by the By-Laws of the Corporation but shall never be less than three (3).

(b)       The names of the Directors who are currently in office are:

John F. Donahue	Edward L. Flaherty, Jr.
John T. Conroy, Jr.	Peter E. Madden
William J. Copeland	Gregor F. Meyer
J. Christopher Donahue	Wesley W. Posvar
James E. Dowd	.Marjorie P. Smuts
Lawrence D. Ellis, M.D.

SEVENTH: The Board of Directors is empowered to authorize the issuance from time to time of shares of Capital Stock of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per share to be received by the Corporation upon the issuance or sale of any shares of its Capital Stock shall be the net asset value per share determined in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

EIGHTH: (a) To the extent the Corporation has funds or property legally available therefor, each stockholder of the Corporation shall have the right at such times as may be permitted by the Corporation, but no less frequently than once each week, to require the Corporation to redeem all or any part of its Shares at a redemption price equal to the net asset value per share of the Capital Stock next determined after the shares are tendered for redemption; said determination of the net asset value per share to be made in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the holders of Capital Stock to require the Corporation to redeem shares of such Capital Stock during any period when (i) the New York Stock Exchange is closed for other than weekends and holidays; (ii) the Securities and Exchange Commission has by order permitted such suspension; (iii) an emergency as defined by rules of the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Corporation not reasonably practicable; or (iv) trading on the New York Stock Exchange is restricted under the conditions set forth in the rules and regulations of the Securities and Exchange Commission.

(b)       The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem shares of any Stockholder for their current net asset value per Ssare if at such time the Stockholder owns sares having an aggregate net asset value of less than $1,000.00.

(c)       Each share of Capital Stock is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article EIGHTH of these Articles of Incorporation at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

(d)       Transfer of Capital Stock will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

NINTH: The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the Directors and Stockholders:

(1)       No Stockholder of the Corporation shall have any pre-emptive or preferential right of subscription to any shares of any class of the stock of the Corporation whether now or hereafter authorized. The Board of Directors may issue shares of the Capital Stock of the Corporation without offering the same either in whole or in part to the Stockholders.

(2)       Capital Stock of the Corporation may be purchased, held and disposed of by the Officers and Directors of the Corporation, by partnerships of which any such Officer or Director may be a member and by corporations of which any Officer or Director of the Corporation may be an officer or director. Except as above set forth, or authorized by the Securities and Exchange Commission, the Officers and Directors of the Corporation and partnerships or corporations which are affiliates of the Officers or Directors may not deal with the Corporation as principals in the purchase or sale of any securities or other property.

(3)       The Corporation may enter into exclusive or non-exclusive underwriting contracts or contracts for the sale of its shares and may also enter into contracts for investment advisory, management and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the Charter of the Corporation, the By-Laws of the Corporation, applicable state law, and the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

(4)       Except as otherwise provided by law or by the Charter of the Corporation, no contract or other transaction between the Corporation and any person, partnership or corporation and no act of the Corporation shall in any way be affected or invalidated by the fact that any Officer or Director of the Corportaion is pecuniarily or otherwise interested therein or is such person or a member, officer or director of such partnership or other corporation, provided that the fact of such interest shall be known to the Board of Directors of the Corporation. Specifically, but without limitation of the foregoing, the Corporation may:

(a)       Enter into a written underwriting contract, management contract or contracts for research and advisory services with Federated Research Corp., or its parent, affiliates or subsidiaries thereof, or their respective successors, or otherwise do business with such corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its Officers are, have been, or may become Directors, Officers, Employees or Stockholders of Federated Research Corp. or its parent, affiliates or subsidiaries or successors, and in the absence of actual fraud the Corporation may deal freely with Federated Research Corp. or its parent, affiliates, subsidiaries or successors, and neither such underwriting contract, management contract or contract for research and advisory services nor any other contract or transaction between the Corporation and Federated Research Corp. or its parent, affiliates, subsidiaries or successors shall be invalidated or in any way affected thereby, nor shall any Director or Officer of the Corporation be liable to the Corporation or to any Stockholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Anything in the foregoing notwithstanding, no officer or director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(5)       No Officer or Director of the Corporation or of any investment advisory company or management company, nor the Corporation itself, nor such investment advisory or management company or underwriter of the Corporation shall take long or short positions in respect of any shares issued by the Corporation; provided, however, that such prohibition shall not prevent:

(a)       Any underwriter from purchasing from the Corporation shares of capital stock issued by the Corporation, provided that orders to purchase from the Corporation are entered with the Corporation by such underwriter either for investment or upon receipt by it of purchase orders for shares of stock of the Corporation, and provided such purchases are not in excess of purchase orders received by such underwriter;

(b)       The Corporation or any distributor or underwriter from maintaining a market for shares of capital stock issued by the Corporation;

(c)       The purchase from the Corporation of shares of capital stock of the Corporation by the Officers or Directors of the Corporation or of any investment advisory, management company or underwriter or distributor of the Corporation at the prices available to the public or authorized by the Securities and Exchange Commission at the moment of such purchase.

6.       The Corporation shall indemnify its officers, directors, employees and agents and any person who serves at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the extent permitted by Maryland law as amended from time to time, provided, however, that no officer or director shall be protected against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

7.       The Board of Directors shall, subject to the laws of Maryland, have power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or any of them, shall be open to the inspection of Stockholders.

8.       Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes of stock entitled to be cast, to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

9.       The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Charter, of any outstanding capital stock, except that no action affecting the validity or assessibility of such shares shall be taken without the unanimous approval of the outstanding shares of Capital Stock.

10.       In addition to the powers and authority conferred upon them by the Charter of the Corporation or by law, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the Charter and By-Laws of the Corporation.

11.       The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period, including daily; to set apart out of any funds of the Corporation such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of Stockholders of the Corporation redeeming their entire ownership of shares of the Corporation.

TENTH: The Corporation acknowledges that is adopting its corporate name through permission of Federated Investors, Inc., a Pennsylvania corporation, and agrees that Federated Investors, Inc. reserves to itself and any successor to its business the right to withdraw from the Corporation the name “Federated” and reserves to itself and any successor to it business the right to grand the non-exclusive right to use the name “Federated” or any similar name to any other investment company business enterprise.

ELEVENTH: In addition to the powers and authority conferred upon them by the Charter of the Corporation or by law, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the charter and By-Laws of the Corporation.

TWELFTH: The duration of the Corporation shall be perpetual.

SECOND:       The restatement of the Charter was approved by a majority of the entire Board of Directors.

THIRD:       The provisions set forth in these Articles of Restatement are all the provisions of the Charter currently in effect. The current address of the principal office of the Corporation, the name and address of the Corporation’s current resident agent and the number of directors of the Corporation and the names of those currently in office are as stated above.

FOURTH:       The Charter is not amended by these Articles of Restatement.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these Articles of Restatement to be signed in is name and on its behalf by its Vice President and attested by its Assistant Secretary on April 30, 1993. The undersigned President acknowledges these Articles of Restatement to be the corporate act of the Corporation and states to the best of his knowledge, information and belief that the mattes and facts set forth herein with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

FEDERATED MUNICIPAL SECURITIES FUND, INC.

CERTIFICATE OF CORRECTION

Federated Municipal Securities Fund, Inc., a Maryland corporation (the “Corporation”), hereby certifies that:

FIRST: The title of the document being corrected is “Articles Supplementary”.

SECOND: The only party to the document being corrected is Federated Municipal Securities Fund, Inc. (formerly Liberty Municipal Securities Fund, Inc.).

THIRD: The Articles Supplementary were filed on August 3, 1994.

FOURTH: The provisions of the Articles Supplementary which are to be corrected are set forth in Exhibit A attached hereto.

FIFTH: The corrected provisions of the Articles Supplementary are set forth in Exhibit B attached hereto.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and attested to by its Assistant Secretary on this 28th day of February, 1997.

The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or acts required to be verified under oath the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

FEDERATED MUNICIPAL

SECURITIES FUND, INC.

By:/s/ J. Christopher Donahue

J. Christopher Donahue

Executive Vice President

WITNESSED:

/s/ S. Elliott Cohan

S. Elliott Cohan

Assistant Secretary

Exhibit A

LIBERTY MUNICIPAL SECURITIES FUND, INC.

ARTICLES SUPPLEMENTARY

LIBERTY MUNICIPAL SECURITIES FUND, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies

FIRST: The Board of Directors hereby reclassifies 249,449,030 of the authorized but unissued shares of Select Shares of the Corporation as 249,449,030 shares of Class B Shares.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FIFTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on June 15, 1994.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

Exhibit B

LIBERTY MUNICIPAL SECURITIES FUND, INC.

ARTICLES SUPPLEMENTARY

LIBERTY MUNICIPAL SECURITIES FUND, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 249,449,030 of the authorized but unissued shares of Select Shares of the Corporation as 249,449,030 shares of Class B Shares.

SECOND: The shares of common stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FIFTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally and to the following:

At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, Class B Shares of the Corporation may be automatically converted into shares of common stock of the Corporation without further designation based on the relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on June 15, 1994.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

FEDERATED MUNICIPAL SECURITIES FUND, INC.

CERTIFICATE OF CORRECTION

Federated Municipal Securities Fund, Inc., a Maryland corporation (the “Corporation”), hereby certifies that:

FIRST:       The title of the document being corrected is “Articles Supplementary”.

SECOND:       The only party to the document being corrected is Federated Municipal Securities Fund, Inc. (formerly Liberty Municipal Securities Fund, Inc.).

THIRD:       The Articles Supplementary were filed on September 16, 1994.

FOURTH:       The provisions of the Articles Supplementary which are to be corrected are set forth in Exhibit A attached hereto.

FIFTH:       The corrected provisions of the Articles Supplementary are set forth in Exhibit B attached hereto.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and attested to by its Assistant Secretary on this 28th day of February, 1997.

The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

FEDERATED MUNICIPAL

SECURITIES FUND, INC.

By:/s/ J. Christopher Donahue

J. Christopher Donahue

Executive Vice President

WITNESSED:

/s/ S. Elliott Cohan

S. Elliott Cohan

Assistant Secretary

Exhibit A

LIBERTY MUNICIPAL SECURITIES FUND, INC.

ARTICLES SUPPLEMENTARY

LIBERTY MUNICIPAL SECURITIES FUND, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 550,970 of the authorized shares of Select Shares of the Corporation as 550,970 shares of Class B Shares.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FIFTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on August 1, 1994.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

Exhibit B

LIBERTY MUNICIPAL SECURITIES FUND, INC.

ARTICLES SUPPLEMENTARY

LIBERTY MUNICIPAL SECURITIES FUND, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies:

FIRST: The Board of Directors hereby reclassifies 550,970 of the authorized shares of Select Shares of the Corporation as 550,970 shares of Class B Shares.

SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FIFTH, paragraph (b) of the Corporation’s charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally and to the following:

At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, Class B Shares of the Corporation may be automatically converted into shares of common stock of the Corporation without further designation based on the relative net asset values of such classes at the time of the conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

IN WITNESS WHEREOF, Liberty Municipal Securities Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on August 1, 1994.

The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

FEDERATED MUNICIPAL SECURITIES FUND, INC.

ARTICLES SUPPLEMENTARY

Federated Municipal Securities Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue one billion (1,000,000,000) shares of common stock, all of which have a par value of one cent ($.01) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 75,000,000 shares of the authorized and unissued shares of Federated Municipal Securities Fund, Inc. Class B Shares, (ii) 75,000,000 of the authorized and unissued shares of Federated Municipal Securities Fund, Inc. Class C Shares into authorized but unissued shares as follows:

Class	Number of Shares

Federated Municipal Securities Fund, Inc. Class F	150,000,000

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue one billion (1,000,000,000) shares of common stock, all of which were of a par value of one cent ($.01) per share having an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares

Federated Municipal Securities Fund, Inc. Class A	375,000,000

Federated Municipal Securities Fund, Inc. Class B	250,000,000

Federated Municipal Securities Fund, Inc. Class C	375,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue one billion (1,000,000,000) shares of common stock, all of which have a par value of one cent ($.01) per share, with an aggregate par value of $10,000,000 classified as follows:

Class	Number of Shares

Federated Municipal Securities Fund, Inc. Class A	375,000,000

Federated Municipal Securities Fund, Inc. Class B	175,000,000

Federated Municipal Securities Fund, Inc. Class C	300,000,000

Federated Municipal Securities Fund, Inc. Class F	150,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FIFTH, paragraph (b) of the Articles of Incorporation of the Corporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on May 25, 2007. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED MUNICIPAL SECURITIES FUND, INC.

/s/ Andrew P. Cross	/s/ J. Christopher Donahue
Andrew P. Cross	J. Christopher Donahue
Assistant Secretary	President

FEDERATED MUNICIPAL SECURITIES FUND, INC.

ARTICLES SUPPLEMENTARY

Federated Municipal Securities Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end Company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue one billion (1,000,000,000) shares of common stock, all of which have a par value of one cent ($.01) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 100,000,000 shares of the authorized and unissued shares of Federated Municipal Securities Fund, Inc. Class B Shares, 150,000,000 of the authorized and unissued shares of Class C Shares and 50,000,000 of the authorized and unissued shares of Class F Shares (a total of 300,000,000 shares), into Federated Municipal Securities Fund, Inc. Class T Shares.

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue one billion (1,000,000,000) shares of common stock, all of which were of a par value of one cent ($.01) per share having an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares

Federated Municipal Securities Fund, Inc. Class A	375,000,000

Federated Municipal Securities Fund, Inc. Class B	175,000,000

Federated Municipal Securities Fund, Inc. Class C	300,000,000

Federated Municipal Securities Fund, Inc. Class F	150,000,000

Aggregate Authorized Shares	1,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue one billion (1,000,000,000) shares of common stock, all of which have a par value of one cent ($.01) per share, with an aggregate par value of $10,000,000 classified as follows:

Class	Number of Shares

Federated Municipal Securities Fund, Inc. Class A	375,000,000

Federated Municipal Securities Fund, Inc. Class B	75,000,000

Federated Municipal Securities Fund, Inc. Class C	150,000,000

Federated Municipal Securities Fund, Inc. Class F	100,000,000

Federated Municipal Securities Fund, Inc. Class T	300,000,000

Aggregate Authorized Shares	1,000,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article FIFTH, paragraph (b) of the Articles of Incorporation of the Corporation and as set forth below:

a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

b. At such times (which may vary between and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and Assistant Secretary on February 22, 2017. The undersigned President and Assistant Secretary acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS	FEDERATED MUNICIPAL SECURITIES FUND, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED MUNICIPAL SECURITIES FUND, INC.

ARTICLES SUPPLEMENTARY

Federated Municipal Securities Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue one billion (1,000,000,000) shares of common stock, all of which have a par value of one cent ($.01) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 125,000,000 shares of the authorized and unissued shares of Federated Municipal Securities Fund, Inc. Class A Shares, 25,000,000 of the authorized and unissued shares of Class B Shares, 100,000,000 of the authorized and unissued shares of Class C Shares and 50,000,000 of the authorized and unissued shares of Class F Shares (a total of 300,000,000 shares), into Federated Municipal Securities Fund, Inc. Institutional Shares Class Shares.

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue one billion (1,000,000,000) shares of common stock, all of which were of a par value of one cent ($.01) per share with an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares

Federated Municipal Securities Fund, Inc. Class A	375,000,000

Federated Municipal Securities Fund, Inc. Class B	75,000,000

Federated Municipal Securities Fund, Inc. Class C	150,000,000

Federated Municipal Securities Fund, Inc. Class F	100,000,000

Federated Municipal Securities Fund, Inc. Class T	300,000,000

Aggregate Authorized Shares	1,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue one billion (1,000,000,000) shares of common stock, all of which have a par value of one cent ($.01) per share, with an aggregate par value of ten million dollars ($10,000,000) classified as follows:

Class	Number of Shares

Federated Municipal Securities Fund, Inc. Class A	250,000,000

Federated Municipal Securities Fund, Inc. Class B	50,000,000

Federated Municipal Securities Fund, Inc. Class C	50,000,000

Federated Municipal Securities Fund, Inc. Class F	50,000,000

Federated Municipal Securities Fund, Inc. Class T	300,000,000

Federated Municipal Securities Fund, Inc. Institutional Share Class	300,000,000

Aggregate Authorized Shares	1,000,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Charter of the Corporation.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with and acceptance for recording by the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on June 1, 2017.

The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters and facts required to be verified under oath, acknowledges that to the best of his knowledge, information and belief, these matter and facts are true in all material respects and that this statement is made under the penalties for perjury.

(Signatures on next page)

ATTEST	FEDERATED MUNICIPAL SECURITIES FUND, INC.

/s/ George F. Magera	/s/ Christopher Donhaue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED MUNICIPAL SECURITIES FUND, INC.

ARTICLES OF AMENDMENT

FEDERATED MUNICIPAL SECURITIES FUND, INC., a Maryland corporation having its principal office in the city of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by striking Article FIRST and inserting the following in its place:

"FIRST: The name of the Corporation is Federated Municipal Bond Fund, Inc."

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly authorized by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment will become effective immediately upon filing with and acceptance for record by the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Municipal Securities Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on June 1, 2017.

The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters and facts required to be verified under oath, acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

FEDERATED MUNICIPAL
ATTEST	SECURITIES FUND, INC.

/s/ George F. Magera	/s/ Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED MUNICIPAL BOND FUND, INC.

ARTICLES OF AMENDMENT

FEDERATED MUNICIPAL BOND FUND, INC., a Maryland corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by striking Article FIRST and inserting the following in its place:

"FIRST: The name of the Corporation is Federated Hermes Municipal Bond Fund, Inc."

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

THIRD: These Articles of Amendment will become effective on June 26, 2020.

IN WITNESS WHEREOF, Federated Municipal Bond Fund, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of June 19, 2020 by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST	FEDERATED MUNICIPAL BOND FUND, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED HERMES MUNICIPAL BOND FUND, INC.

ARTICLES SUPPLEMENTARY

Federated Hermes Municipal Bond Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue one billion (1,000,000,000) shares of common stock, all of which have a par value of one cent ($.01) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 300,000,000 shares of the authorized and unissued shares of Federated Hermes Municipal Bond Fund, Inc. Class T Shares into Federated Hermes Municipal Bond Fund, Inc. Undesignated Class Shares.

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue one billion (1,000,000,000) shares of common stock, all of which were of a par value of one cent ($.01) per share with an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares

Federated Hermes Municipal Bond Fund, Inc. Class A	250,000,000

Federated Hermes Municipal Bond Fund, Inc. Class B	50,000,000

Federated Hermes Municipal Bond Fund, Inc. Class C	50,000,000

Federated Hermes Municipal Bond Fund, Inc. Class F	50,000,000

Federated Hermes Municipal Bond Fund, Inc. Class T	300,000,000

Federated Hermes Municipal Bond Fund, Inc.
Institutional Share Class	300,000,000

Aggregate Authorized Shares	1,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue one billion (1,000,000,000) shares of common stock, all of which have a par value of one cent ($.01) per share, with an aggregate par value of ten million dollars ($10,000,000) classified as follows:

Class	Number of Shares

Federated Hermes Municipal Bond Fund, Inc. Class A	250,000,000

Federated Hermes Municipal Bond Fund, Inc. Class B	50,000,000

Federated Hermes Municipal Bond Fund, Inc. Class C	50,000,000

Federated Hermes Municipal Bond Fund, Inc. Class F	50,000,000

Federated Hermes Municipal Bond Fund, Inc.
Institutional Share Class	300,000,000

Federated Hermes Municipal Bond Fund, Inc. Undesignated Shares	300,000,000

Aggregate Authorized Shares	1,000,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Charter of the Corporation.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with and acceptance for recording by the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on November 18, 2020.

The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters and facts required to be verified under oath, acknowledges that to the best of his knowledge, information and belief, these matter and facts are true in all material respects and that this statement is made under the penalties for perjury.

(Signatures on next page)

ATTEST	FEDERATED HERMES MUNICIPAL BOND FUND, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED HERMES MUNICIPAL BOND FUND, INC.

ARTICLES SUPPLEMENTARY

Federated Hermes Municipal Bond Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland and a registered open-end company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:       The Corporation is authorized to issue one billion (1,000,000,000) shares of common stock, all of which have a par value of one cent ($.01) per share, with an aggregate par value of $10,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:       The Board of Directors of the Corporation hereby reclassifies (i) 50,000,000 shares of the authorized and unissued shares of Federated Hermes Municipal Bond Fund, Inc. Class B Shares into Federated Hermes Municipal Bond Fund, Inc. Undesignated Class Shares.

THIRD:       Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue one billion (1,000,000,000) shares of common stock, all of which were of a par value of one cent ($.01) per share with an aggregate par value of ten million dollars ($10,000,000) which were classified as follows:

Class	Number of Shares
Federated Hermes Municipal Bond Fund, Inc. Class A	250,000,000

Federated Hermes Municipal Bond Fund, Inc. Class B	50,000,000

Federated Hermes Municipal Bond Fund, Inc. Class C	50,000,000

Federated Hermes Municipal Bond Fund, Inc. Class F	50,000,000

Federated Hermes Municipal Bond Fund, Inc.
Institutional Share Class	300,000,000

Federated Hermes Municipal Bond Fund, Inc. Undesignated Shares	300,000,000

Aggregate Authorized Shares	1,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue one billion (1,000,000,000) shares of common stock, all of which have a par value of one cent ($.01) per share, with an aggregate par value of ten million dollars ($10,000,000) classified as follows:

Class	Number of Shares

Federated Hermes Municipal Bond Fund, Inc. Class A	250,000,000

Federated Hermes Municipal Bond Fund, Inc. Class C	50,000,000

Federated Hermes Municipal Bond Fund, Inc. Class F	50,000,000

Federated Hermes Municipal Bond Fund, Inc.
Institutional Share Class	300,000,000

Federated Hermes Municipal Bond Fund, Inc. Undesignated Shares	350,000,000

Aggregate Authorized Shares	1,000,000,000

FOURTH:       The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s Charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Charter of the Corporation.

FIFTH: The stock has been reclassified by the Board of Directors under the authority contained in the Charter of the Corporation.

SIXTH: These Articles Supplementary will become effective immediately upon filing with and acceptance for recording by the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on February 3, 2023.

The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters and facts required to be verified under oath, acknowledges that to the best of his knowledge, information and belief, these matter and facts are true in all material respects and that this statement is made under the penalties for perjury.

(Signatures on next page)

ATTEST	FEDERATED HERMES MUNICIPAL BOND FUND, INC.

/s/ George F. Magera	/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President